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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): November 21, 2002

PawnMart, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-13919 (Commission File Number)	75-2520896 (I.R.S. Employer Identification No.)
2175 Old Concord Road SE, Suite 200, Smyrna, Georgia 30080 (Address of principal executive offices)

        (678) 305-7211
(Registrant's telephone number)

Item 7. Financial Statements and Exhibits

(c)
Exhibits

99.1
Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.(1)

99.2
Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002(1)

  (1)
  Filed herewith.

Item 9. Regulation FD Disclosure

        On November 21, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Quarterly Report on Form 10-QSB/A #1 filed by PawnMart, Inc. for the quarter ended September 30, 2002 was accompanied by certifications of the Principal Executive Officer and Principal Financial Officer with the Securities and Exchange Commission. Copies of each certification are furnished as Exhibits 99.1 and 99.2, respectively, to this report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PAWNMART, INC.
DATE: November 21, 2002	By:	/s/ ROBERT W. SCHLEIZER Robert W. Schleizer Robert W. Schleizer, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.2	Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES
EXHIBIT INDEX